UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices and zip code)
(915) 534-1400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K filed by Western Refining, Inc. (the “Company”) on November 14, 2013. The information contained in this Form 8-K/A was inadvertently filed under the Form 8-K EDGAR submission code on January 27, 2014.  The Company is filing this Form 8-K/A solely to correct the EDGAR submission code, and the information contained in this Form 8-K/A is otherwise identical to the information contained in the Company’s January 27, 2014 Form 8-K filing.

On November 14, 2013, Western Refining, Inc., (the “Company” or “Western”) filed a Current Report on Form 8-K to report a transaction between Western and Northern Tier Holdings LLC (“NTH”). The Form 8-K filed on November 14, 2013 is hereby being amended by adding Item 9.01 thereto to file the financial information required by Item 9.01.
On November 12, 2013, NTH and Western entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company purchased from NTH all of NTH’s interests in NT InterHoldCo LLC, a wholly-owned subsidiary of NTH that holds all of the membership interests in Northern Tier Energy GP LLC, the general partner of Northern Tier Energy LP (the "Partnership") and 35,622,500 common units representing the limited partnership interests in the Partnership (together "NTE") for a purchase price of $775 million. The transactions contemplated by the Purchase Agreement were consummated on November 12, 2013.
Financial Statements
As described in the financial statements and notes thereto included as Exhibit 99.1 attached to this Form 8-K/A, the audited statements include both the financial statements of Northern Tier Energy LP (the "Successor"), as well as the statements of the St. Paul Park Refinery and Retail Marketing Business (the "Predecessor"), formerly owned and operated by subsidiaries of Marathon Oil Corporation.

Item 9.01    Financial Statements and Other Exhibits.
(a) Financial Statements of Business Acquired.
The following audited Consolidated and Combined Financial Statements of Northern Tier Energy LP are included herein at Exhibit 99.1:
Report of Independent Registered Public Accounting Firm (Successor Statements)
Report of Independent Registered Public Accounting Firm (Predecessor Statements)
Consolidated Balance Sheets for the Years Ended December 31, 2012 and 2011
Consolidated and Combined Statements of Operations and Comprehensive Income for the Years Ended December 31, 2012 and 2011 and from June 23, 2010 (inception date) to December 31, 2010 and Combined Financial Statements for the Eleven Months Ended November 30, 2010
Consolidated and Combined Statements of Cash Flows for the Years Ended December 31, 2012 and 2011 and from June 23, 2010 (inception date) to December 31, 2010 and Combined Financial Statements for the Eleven Months Ended November 30, 2010
Consolidated and Combined Statements of Partners' Capital, Member's Interest and Net Investment for the Years Ended December 31, 2012 and 2011 and from June 23, 2010 (inception date) to December 31, 2010 and Combined Financial Statements for the Eleven Months Ended November 30, 2010
Notes to Consolidated and Combined Financial Statements
The following unaudited Consolidated Financial Statements of Northern Tier Energy LP are included herein at Exhibit 99.2
Consolidated Balance Sheets as of September 30, 2013 and December 31, 2012
Consolidated Statements of Operations and Comprehensive Income for the Three and Nine Month Periods Ended September 30, 2013 and 2012
Consolidated Statements of Cash Flows for the Nine Month Periods Ended September 30, 2013 and 2012
Notes to Consolidated Financial Statements

(b) Pro Forma Financial Information.
The following unaudited Pro Forma Condensed Combined Financial Statements of Western Refining, Inc. and Subsidiaries are included herein at Exhibit 99.3:
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2013
Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2013
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2012
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(d)    Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP (Successor Statements)

23.2	Consent of PricewaterhouseCoopers LLP (Predecessor Statements)

99.1	Audited Consolidated and Combined Financial Statements of Northern Tier Energy LP

99.2	Unaudited Consolidated Financial Statements of Northern Tier Energy LP

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Western Refining, Inc. and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By: /s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer

Dated: January 27, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP (Successor Statements)

23.2	Consent of PricewaterhouseCoopers LLP (Predecessor Statements)

99.1	Audited Consolidated and Combined Financial Statements of Northern Tier Energy LP

99.2	Unaudited Consolidated Financial Statements of Northern Tier Energy LP

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Western Refining, Inc. and Subsidiaries